Exhibit 99.1

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LEGAL DISCLOSURES

This presentation contains forward-looking statements. These statements include statements about the plans, strategies and prospects of Vera Bradley, Inc. (the “Company”) and involve known and unknown risks that are difficult to predict. Therefore, the Company’s actual results, performance or achievements may differ materially from those expressed in or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may”, “could”, “expect”, “intend”, “plan”, “seek”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “continue”, “likely”, “will”, “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions.

These forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, those factors identified in the Company’s prospectus relating to its initial public offering in the sections titled “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements.

This presentation also contains a non-GAAP financial measure, adjusted operating income, on Slide 20. A reconciliation of adjusted operating income to GAAP operating income is included in the footnote on Slide 20 and in the Company’s third quarter fiscal 2011 earnings press release, which is available on the investor relations section of the Company’s website, verabradley.com.

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Key investment highlights

Iconic, authentic LIFESTYLE BRAND TYL founded in 1982

Dynamic, MULTI-CHANNEL distribution model

Exceptionally loyal, DIVERSE CONSUMER FOLLOWING

High quality PORTFOLIO OF PRODUCTS that are distinctly Vera Bradley

Multiple GR OWTH OPPORTUNITIES

PROVEN TRACK RECORD of performance

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LIFESTYLE BRAND

authentic lifestyle

Founded by Two Visionary Women

Our Guiding Principle

Build relationships by exceeding expectations through colorful designs and meaningful experiences

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LIFESTYLE BRAND

Foundation for growth

1998

Vera Bradley Foundation for Breast Cancer created

2006 2010

Launched e-commerce business Opened design office & showroom in NYC

1982

Company founded in Fort Wayne, IN

2005

Visual Merchandising program introduced Expanded product offering

2007

Opened new warehouse & distribution facility in Fort Wayne Opened first retail store in Natick, MA

Independent sales force reorganization

2008

Opened China office

2010

Opened 39th retail store Integrated e-commerce fulfillment

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MUILTI-CHANNEL

Dynamic Multi-Channel Distribution model

Provides access to broad range of consumers Allows for differentiated merchandising Multiple opportunities to shop

Brand enhancing

Indirect:

3,300 accounts

Passionate independent partners Well-established and healthy

Retail:

39 stores today

Strong same store sales Inspiring brand presentation

E- commerce:

Holistic web experience Synergistic with other channels Consumer information source

INDIRECT

E-COMMERCE

RETAIL

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DIVERSE CONSUMER FOLLOWING

Universal Appeal

Multi-generational appeal Different life stages Multiple occasions

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PORTFOLIO OF PRODUCTS

our strength in design

Legacy

Depth of expertise Portfolio design approach Collaborative/research based

PORTFOLIO OF PRODUCTS

frequency of RELEASE

Continual stream of new product releases Portfolio approach Consistently leverage Signature platform

RELEASE JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC

Signature Collection Special Collections Paper & Gift

PORTFOLIO OF PRODUCTS

product Breadth & accessibility

VIBRANT, STYLISH PRODUCTS

Accessories $15 to $35

(32% of FY10 net revenues)

Handbags $25 to $125

(52% of FY10 net revenues)

Travel & Leisure

$15 to $130

(11% of FY10 net revenues)

Excludes merchandising, freight, promotional products and licensing revenues

Growth opportunities

Expand product offerings

Expand in underpenetrated markets Grow Indirect channel Grow Direct channel

Open new retail stores

Growth opportunities

Expand and enhance Our Product offering

Potential for Brand and Line Extensions over the next 3-5 years

Enhances product portfolio other brand extensions

Rolling Luggage

Paper

Core Products Microfiber & Nylon Canvas

other line extensions

Future Product Line/Category

BRAND EXTENSIONS

LINE EXTENSIONS

GROWTH OPPORTUNITIES

EXPAND IN UNDERPENETRATED MARKETS

Vera Bradley Retail Store

FY10 Consolidated Sales in Retail $

$15M+

$5M – $15M

<$5M

GROWTH OPPORTUNITIES

Growing the Indirect channel

Geographic expansion Development of new channels

Development of independent retailer productivity

Leverage field team

Educational and collaborative opportunities

Growth opportunities

Growing the Direct channel

Continue to grow established retail model Leverage strong unit economics Expand our e-commerce platform

GROWTH OPPORTUNITIES

Retail strategy & Capabilities

Designed with a high standard of visual merchandising Knowledgeable and passionate associates Unique store look and shopping experience Holistic, multi-channel approach Balance of brand execution and economic priorities

GROWTH OPPORTUNITIES

Target Store economics

Key Metrics

Average First Year Sales* $1,100 – $1,300 Estimated Gross Square Feet 1,800 Average Sales/Gross Square Foot $610 – $720 4 Wall Contribution 20% – 25% Initial Investment** $360 Cash-on-Cash Return 75% Payback Period <1.5 years

*in thousands

**less tenant allowances, plus inventory and pre-opening costs, in thousands

PROVEN TRACK RECORD

Consolidated Net Revenue Growth

($ in millions)

$350 $300 $250 $200 $150 $100 $50 $0 $288.9 $281.1 $256.7 $238.6 $203.8 $189.1

CY06 CY07 FY09 FY10 9 mo 9 mo FY10 FY11

Direct Indirect

PROVEN TRACK RECORD

Consolidated Operating income Performance

($ in millions) $60 $40 $20 $0 $54.3 $45.3 $45.7 $48.7

$27.2 $27.7

CY0 6CY07 FY09 FY10 9 mo 9 mo FY10 FY11*

Margin 24.0% 19.3% 11.4% 15.8% 13.6% 19.0%

*On a GAAP basis, operating income for the first nine months of FY11 was $26.8 million, to which we added back $21.9 million of expense related to our initial equity grants to calculate the $48.7 million shown for the period.

PROVEN TRACK RECORD

Long Term performance targets

Metric Target

Total Revenue Growth Mid-High Teens

Annual Store Growth (Unit Growth) 14-20 units/year

Annual Comparable Store Sales Growth Mid-High Single Digits Operating Income Margin Expansion ~30 bps/year Annual Net Income Growth High Teens

Key investment highlights

Iconic, authentic LIFESTYLE BRAND founded in 1982

Dynamic, MULTI -CHANNEL distribution model

Exceptionally loyal, DIVERSE CONSUMER FOLLOWING

High quality PORTFOLIO OF PRODUCTS that are distinctly Vera Bradley

Multiple GROWTH OPPORTUNITIES

PROVEN TRACK RECORD of performance

our culture

People Passion Creativity

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